united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered
management investment companies

Investment Company Act file number	811-23066

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

1445 Research Blvd, Suite 530, Rockville, MD	20850
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code:	631-470-2734

Date of fiscal year end:	9/30

Date of reporting period:	9/30/25

Item 1. Reports to Stockholders.

(a)

Spectrum Active Advantage Fund

Investor Class (SAPEX)

Annual Shareholder Report - September 30, 2025

Fund Overview

This annual shareholder report contains important information about Spectrum Active Advantage Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund  and its performance at www.thespectrumfunds.com/fund-documents. You can also request this information by contacting us at (866) 862-9686.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor	$187	1.79%

How did the Fund perform during the reporting period?

The Spectrum Active Advantage Fund returned 8.74% from October 1, 2024 - September 30, 2025. The Fund’s primary Benchmark, the S&P 500 Total Return Index, returned 17.6%. The U.S. equity market had positive returns for the 12 months ending September 30, 2025, primarily driven by strong corporate earnings and continued enthusiasm for Artificial Intelligence. There have been some sharp down-days - particularly in early April – when President Trump announced a series of large tariffs. Since mid-April, the equity market has rallied. Technology and Communication Services have been the dominant performers. Towards the end of the period basic materials, consumer staples, industrials, and financials were weak or sluggish. So, even though the wider indexes look strong, the tech sector and certain stocks have masked poorer performance of some sectors of the U.S. economy and stock market. The sub-advisor has invested in some long-short holdings to capture some of this weak/strong exposure. The sub-advisor is using a combination of core holding such as long/short, market neutral, exposure to S&P sectors and tactical equity holdings such as sector ETFs to achieve the fund’s goal of capturing equity exposure and managed return volatility.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Spectrum Active Advantage Fund - $19,368
S&P 500® Index - $41,530
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$41,530
$19,368
Sep-2015
Sep-2016
Sep-2017
Sep-2018
Sep-2019
Sep-2020
Sep-2021
Sep-2022
Sep-2023
Sep-2024
Sep-2025

	Spectrum Active Advantage Fund	S&P 500® Index
Sep-2015	$10,000	$10,000
Sep-2016	$10,531	$11,543
Sep-2017	$11,941	$13,691
Sep-2018	$13,501	$16,143
Sep-2019	$13,892	$16,830
Sep-2020	$16,178	$19,380
Sep-2021	$21,664	$25,194
Sep-2022	$15,409	$21,296
Sep-2023	$14,842	$25,900
Sep-2024	$17,811	$35,315
Sep-2025	$19,368	$41,530

Average Annual Total Returns

	1 Year	5 Years	10 Years
Spectrum Active Advantage Fund	8.74%	3.66%	6.83%
S&P 500® Index	17.60%	16.47%	15.30%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics

Net Assets	$10,038,663
Number of Portfolio Holdings	23
Advisory Fee	$144,923
Portfolio Turnover	870%

Investment Model Exposure 1.54 (1=100%)

(value greater than 1 indicates use of leverage)

Pie chart indexed to 100%, net exposure

Value	Value
S&P 500 Index	46.60
Long/Short	31.50
Market Neutral	31.10
Equity Other	24.90
Alternatives	10.00
Cash Management	9.60

What did the Fund invest in?

Portfolio Allocation (% of total (including notional) exposure)

S&P 500 Index	46.60%
Long/Short	31.50%
Market Neutral	31.10%
Equity Other	24.90%
Alternatives	10.00%
Cash Management	9.60%
153.70%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Vanguard S&P 500 ETF	16.5%
Vanguard Value ETF	10.0%
Berkshire Hathaway, Inc. Class B	10.0%
Invesco S&P 500 High Beta ETF	10.0%
United States Treasury Bill, 3.860%, 10/16/25	5.9%
Invesco S&P 500 Equal Weight ETF	5.1%
Diamond Hill Long-Short Fund Class I	5.0%
Utilities Select Sector SPDR Fund	5.0%
Ambassador Fund	5.0%
Victory Pioneer CAT Bond Fund Class R6	5.0%

The Fund holds the following cash futures position and swaps on mutual funds:  $1,010,813 CME E-Mini Standard & Poor's 500 Index, $3.12 million AQR Equity Market Neutral Fund and $2.65 million AQR Long-Short Equity Fund.  Please refer to the annual shareholder report (address below) for a complete listing of the Fund’s holdings.

Material Fund Changes

No material changes occurred during the year ended September 30, 2025.

Spectrum Active Advantage Fund - Investor (SAPEX)

Annual Shareholder Report - September 30, 2025

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (www.thespectrumfunds.com/fund-documents), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 093025-SAPEX

Spectrum Low Volatility Fund

Investor Class (SVARX)

Annual Shareholder Report - September 30, 2025

Fund Overview

This annual shareholder report contains important information about Spectrum Low Volatility Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund  and its performance at www.thespectrumfunds.com/fund-documents. You can also request this information by contacting us at (866) 862-9686.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor	$244	2.41%

How did the Fund perform during the reporting period?

The Spectrum Low Volatility Fund returned 2.56% from October 1, 2024 - September 30, 2025.  The Fund’s primary Benchmark, the Morningstar LSTA U.S. Leveraged Loan 100 Total Return Index, returned 7.93%. The bond market overall saw solid positive returns for the one-year period ending September 30, 2025, largely driven by declining interest rates and the Federal Reserve’s resumption of an easing cycle after a nine-month pause. The Federal Reserve officially cut the Fed Funds Rate by 25 basis points in September 2025.  However, the waters were not always easy to navigate as President Trump’s tariff declarations starting in early April 2025 brought on volatility in the bond (and stock) market.  There was a brief flight to safety into bonds as the stock market dropped precipitously after the initial tariff announcements.  Subsequently, there were bond market sell-offs due to heightened inflation fears.  Recently, the bond market has shown stronger signs of stabilization.  The sub-advisor continues to monitor the different bond classes for momentum while always seeking lower downside volatility.  In high yield bonds, credit spreads have tightened due to demand for high yield debt over safer treasuries.  This necessitated the sub-advisor to make a small decrease in high yield exposure in SVARX towards the end of the period.  After struggling earlier in the year, the municipal market saw a rally, posting market-leading results for the third quarter and contributing positively to the overall one-year return.  The sub-advisor increased exposure to municipal bonds in September following that sector’s positive momentum.  The fund continues to have steady exposure in floating rate, mortgaged-backed, and preferred stocks as well.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Spectrum Low Volatility Fund - $19,719
Morningstar LSTA U.S. Leveraged Loan 100 Index - $16,873
$20,000
$15,000
$10,000
$5,000
$0
$19,719
$16,873
Sep-2015
Sep-2016
Sep-2017
Sep-2018
Sep-2019
Sep-2020
Sep-2021
Sep-2022
Sep-2023
Sep-2024
Sep-2025

	Spectrum Low Volatility Fund	Morningstar LSTA U.S. Leveraged Loan 100 Index
Sep-2015	$10,000	$10,000
Sep-2016	$11,304	$10,605
Sep-2017	$12,583	$11,091
Sep-2018	$12,716	$11,642
Sep-2019	$13,367	$12,042
Sep-2020	$15,875	$12,248
Sep-2021	$17,593	$13,064
Sep-2022	$16,647	$12,550
Sep-2023	$17,028	$14,278
Sep-2024	$19,226	$15,634
Sep-2025	$19,719	$16,873

Average Annual Total Returns

	1 Year	5 Years	10 Years
Spectrum Low Volatility Fund	2.56%	4.43%	7.03%
Morningstar LSTA U.S. Leveraged Loan 100 Index	7.93%	6.62%	5.37%

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in equity securities generally or in the Fund in particular or the ability of the Fund to track general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUND OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics

Net Assets	$182,590,298
Number of Portfolio Holdings	33
Advisory Fee	$4,280,273
Portfolio Turnover	529%

Investment Model Exposure 1.88 (1=100%)

(value greater than 1 indicates use of leverage)

Pie chart indexed to 100%, net exposure

Value	Value
Bond/Other	55.90
Securitized Credit Bond	52.60
Preferred Securities	26.20
High Yield Bond	21.70
Floating Rate Bond	15.40
Municipal Bond	10.20
Cash Management	6.30

What did the Fund invest in?

Portfolio Allocation (% of total (including notional) exposure)

Bond/Other	55.90%
Securitized Credit Bond	52.60%
Preferred Securities	26.20%
High Yield Bond	21.70%
Floating Rate Bond	15.40%
Municipal Bond	10.20%
Cash Management	6.30%
188.30%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Intrepid Income Fund Institutional Class	11.1%
Axonic Strategic Income Fund Class I	10.7%
Nationwide Strategic Income Fund Class R6	10.3%
Fidelity Government Portfolio Class I, 4.030%,	8.6%
Principal Capital Securities Fund Class S	5.3%
Holbrook Structured Income Fund Class I	5.2%
Nuveen Preferred Securities and Income Fund Class I	5.2%
United States Treasury Bill, 3.960%, 11/20/25	5.2%
Medalist Partners MBS Total Return Fund Institutional Class	5.0%
American Beacon Developing World Income Fund Class R5	4.1%

The Fund generally invests its assets in the above eight categories. A zero "0" indicates no assets for this category as of the end of the reporting period. In addition to the top ten cash holdings, significant exposure in the Fund was attained by the following swaps on mutual funds: $28.1 million Nuveen Floating Rate Income Fund, $19.6  million BlackRock Strategic Income Opportunities Portfolio, $19.3 million Holbrook Income Fund and $19.1 million PIMCO Preferred and Capital Securities Fund.  Please refer to the annual shareholder report (address below) for a complete listing of the Fund's holdings.

Material Fund Changes

No material changes occurred during the year ended September 30, 2025.

Spectrum Low Volatility Fund - Investor (SVARX)

Annual Shareholder Report - September 30, 2025

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (www.thespectrumfunds.com/fund-documents), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 093025-SVARX

Spectrum Unconstrained Fund - Investor Class (SUNBX)

Annual Shareholder Report - September 30, 2025

Fund Overview

This annual shareholder report contains important information about Spectrum Unconstrained Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund  and its performance at www.thespectrumfunds.com/fund-documents. You can also request this information by contacting us at (866) 862-9686.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$253	2.48%

How did the Fund perform during the reporting period?

The Spectrum Unconstrained Fund returned 3.98% from October 1, 2024 - September 30, 2025. The Fund’s primary Benchmark, the Morningstar LSTA U.S. Leveraged Loan 100 Total Return Index, returned 7.93%.

October 2024 through March 2025, the fund was down -.91%. The fund had large exposure to longer-term bonds, and unexpectedly 10-year rates rose in that time frame causing those bond prices to fall. Since April 1st SUNBX has rallied and is up 4.93% in the last six months. This is ahead of its benchmark and 1.5 times the performance of aggregate bonds during that time frame. Recently, the bond market has shown signs of stabilization after a period of volatility across all markets – especially in April when tariffs were first announced. The fund currently has strong exposure in many bond sectors including emerging market income which has gained momentum in Q3 and especially September.  The fund continues to have modest leverage as the sub-advisor looks for strong, sustained trends in specific sectors of debt markets to invest in before increasing exposure intensely.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

Spectrum Unconstrained Fund - $11,478
Morningstar LSTA U.S. Leveraged Loan 100 Index - $13,145
Bloomberg U.S. Aggregate Bond Index - $9,968
$15,000
$10,000
$5,000
$0
$13,145
$11,478
$9,968
04/16/21
09/30/21
09/30/22
09/30/23
09/30/24
09/30/25

	Spectrum Unconstrained Fund	Morningstar LSTA U.S. Leveraged Loan 100 Index	Bloomberg U.S. Aggregate Bond Index
04/16/21	$10,000	$10,000	$10,000
09/30/21	$10,470	$10,178	$10,103
09/30/22	$9,820	$9,778	$8,628
09/30/23	$9,801	$11,124	$8,684
09/30/24	$11,039	$12,180	$9,688
09/30/25	$11,478	$13,145	$9,968

Average Annual Total Returns

	1 Year	Since Inception (April 16, 2021)
Spectrum Unconstrained Fund	3.98%	3.14%
Morningstar LSTA U.S. Leveraged Loan 100 Index	7.93%	6.33%
Bloomberg U.S. Aggregate Bond Index	2.88%	-0.07%

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in equity securities generally or in the Fund in particular or the ability of the Fund to track general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUND OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics

Net Assets	$5,978,503
Number of Portfolio Holdings	20
Advisory Fee	$141,108
Portfolio Turnover	449%

Investment Model Exposure 1.11 (1=100%)

(value greater than 1 indicates use of leverage)

Pie chart indexed to 100%, net exposure

Value	Value
Emerging Market Bond	30.70
Bond/Other	24.50
Preferred Securities	24.40
Alternatives	20.30
Floating Rate Bond	9.60
Cash Management	1.30
High Yield Bond	0.00

What did the Fund invest in?

Portfolio Allocation (% of total (including notional) exposure)

Emerging Market Bond	30.70%
Bond/Other	24.50%
Preferred Securities	24.40%
Alternatives	20.30%
Floating Rate Bond	9.60%
Cash Management	1.30%
High Yield Bond	0.00%
110.80%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
American Beacon Developing World Income Fund Class R5	20.7%
North Square Preferred and Income Securities Fund Class I	14.6%
AQR Long-Short Equity Fund Class R6	10.2%
Ambassador Fund	10.1%
OnTrack Core Fund Investor Class	9.8%
Fidelity Government Portfolio Class I, 4.030%,	6.1%
First American Government Obligations Fund Class Z, 4.002%,	6.1%
United States Treasury Bill, 3.860%, 10/16/25	1.2%
T Rowe Price Dynamic Credit Fund Class I	0.1%

The Fund generally invests its assets in the above nine categories. A zero "0" indicates no assets for this category as of the end of the reporting period. In addition to the top ten cash holdings, significant exposure in the Fund was attained by the following swaps on mutual funds: $875,884 Thompson Bond Fund, $599,203 Eaton Vance Global Macro Absolute Return Advantage Fund and $570,631 Nuveen Floating Rate Income Fund. Please refer to the semi-annual shareholder report (address below) for a complete listing of the Fund's holdings..  Please refer to the annual shareholder report (address below) for a complete listing of the Fund’s holdings.

Material Fund Changes

No material changes occurred during the year ended September 30, 2025.

Spectrum Unconstrained Fund - Investor Class (SUNBX)

Annual Shareholder Report - September 30, 2025

Additional information is available on the Fund's website (www.thespectrumfunds.com/fund-documents), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 093025-SUNBX

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	N/A

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)	N/A

(f)	See Item 19(a)(1)

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Felix Rivera is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rivera is independent for purposes of this Item 3.

(a)(2)	Not applicable.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2025 – $45,000

2024 – $46,800

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

2025 – None

2024 – None

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2025 – $9,750

2024 – $9,750

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2025 and 2024, respectively.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2025 and 2024 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Spectrum Low Volatility Fund
Spectrum Active Advantage Fund
Spectrum Unconstrained Fund

Annual Financial Statements
and Additional Information

September 30, 2025

Investor Information: 1-866-862-9686

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Spectrum Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Ceros Financial Services, Inc. Member FINRA

SPECTRUM LOW VOLATILITY FUND

PORTFOLIO OF INVESTMENTS

September 30, 2025

Shares				Fair Value
	OPEN-END FUNDS — 56.9%
	FIXED INCOME — 56.9%
1,017,838	American Beacon Developing World Income Fund, Class R5			$7,521,820
2,169,211	Axonic Strategic Income Fund, Class I			19,501,211
977,974	Holbrook Structured Income Fund Class I, Class I			9,574,370
2,226,634	Intrepid Income Fund, Institutional Class			20,240,105
1,061,391	Medalist Partners MBS Total Return Fund Institutional Class, Institutional Class			9,212,870
1,838,053	Nationwide Strategic Income Fund, Class R6			18,766,525
588,465	Nuveen Preferred Securities and Income Fund, Class I			9,486,058
994,400	Principal Capital Securities Fund, Class S			9,635,683
				103,938,642

	TOTAL OPEN-END FUNDS (Cost $102,770,841)			103,938,642

Principal Amount ($)		Coupon Rate (%)	Maturity
	U.S. GOVERNMENT & AGENCIES — 6.3%
	U.S. TREASURY BILLS — 6.3%
2,000,000	United States Treasury Bill(a)	3.8600	10/16/25	1,996,626
9,497,000	United States Treasury Bill(a)	3.9600	11/20/25	9,444,684
				11,441,310

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $11,439,094)			11,441,310

Shares
	SHORT-TERM INVESTMENTS — 8.6%
	MONEY MARKET FUNDS — 8.6%
15,735,937	Fidelity Government Portfolio, Class I, 4.03% (Cost $15,735,937)(b)			15,735,937

	TOTAL INVESTMENTS - 71.8% (Cost $129,945,872)			$131,115,889
	OTHER ASSETS IN EXCESS OF LIABILITIES - 28.2%			51,474,409
	NET ASSETS - 100.0%			$182,590,298

(a)	Zero coupon bond; rate disclosed is the effective yield as of September 30, 2025.
(b)	Rate disclosed is the seven-day effective yield as of September 30, 2025.

See accompanying notes to financial statements.

SPECTRUM LOW VOLATILITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2025

TOTAL RETURN SWAPS
Number of Shares	Reference Entity	Notional Amount at September 30, 2025	Interest Rate Payable(1)	Termination Date	Counterparty	Unrealized Appreciation (Depreciation)
Long Position:
1,523,224	American Beacon Developing World Income Fund, Class R5*	$11,256,626	USD SOFR plus 165 bp	8/14/2028	BRC	$-
984,456	American Funds American High-Income Trust® Class F-3*	9,795,336	USD SOFR plus 165 bp	4/25/2028	BRC	-
1,320,224	BlackRock High Yield Portfolio Fund, Class K*	9,571,627	USD FED plus 165 bp	6/30/2026	CIBC	-
2,000,000	BlackRock Strategic Income Opportunities Portfolio, Class K*	19,580,000	USD FED plus 165 bp	6/30/2026	CIBC	-
1,881,899	Diamond Hill Short Duration Securitized Bond Fund, Class Y*	18,931,901	USD SOFR plus 165 bp	6/26/2028	BRC	-
1,587,164	Eaton Vance Global Macro Absolute Return Advantage Fund, Class R6	18,633,304	USD SOFR plus 165 bp	9/23/2026	NGFP	220,267
1,969,072	Holbrook Income Fund, Class I*	19,336,289	USD FED plus 165 bp	6/30/2026	CIBC	-
889,541	Nationwide Strategic Income Fund, Class R6	9,082,209	USD SOFR plus 165 bp	9/23/2026	NGFP	(74,001)
1,555,064	Nuveen Floating Rate Income Fund, Class R6*	28,131,101	USD SOFR plus 165 bp	5/12/2028	BRC	-
595,313	Nuveen Preferred Securities & Income Fund, Class R6*	9,620,266	USD SOFR plus 165 bp	7/28/2026	NGFP	-
2,215,496	PIMCO High Yield Municipal Bond Fund, Institutional Class*	18,565,860	USD FED plus 165 bp	9/30/2026	CIBC	-
1,705,069	PIMCO Income Fund, Institutional Class*	18,551,152	USD FED plus 165 bp	8/31/2026	CIBC	-
1,993,569	PIMCO Preferred and Capital Securities Fund, Institutional Class	19,138,264	USD SOFR plus 165 bp	7/21/2026	NGFP	(25,016)
1,711,880	Thompson Bond Fund*	18,214,406	USD SOFR plus 165 bp	8/22/2028	BRC	-
					Total:	$121,250

BRC - Barclays Capital

CIBC - Canadian Imperial Bank of Commerce

FED - Federal Funds Effective Rate

NGFP - Nomura Global Financial Products, Inc.

SOFR - Secured Overnight Financing Rate

(1)	Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.
*	Swap contract reset at September 30, 2025.

See accompanying notes to financial statements.

SPECTRUM ACTIVE ADVANTAGE FUND

PORTFOLIO OF INVESTMENTS

September 30, 2025

Shares				Fair Value
	COMMON STOCKS — 10.0%
	INSURANCE — 10.0%
2,000	Berkshire Hathaway, Inc., Class B(a)			$1,005,480

	TOTAL COMMON STOCKS (Cost $989,417)			1,005,480

	EXCHANGE-TRADED FUNDS — 51.5%
	EQUITY — 51.5%
2,700	Invesco S&P 500 Equal Weight ETF			512,190
9,100	Invesco S&P 500 High Beta ETF			999,180
3,700	SPDR S&P Oil & Gas Exploration & Production ETF			489,140
5,800	Utilities Select Sector SPDR Fund			505,818
2,700	Vanguard S&P 500 ETF			1,653,426
5,400	Vanguard Value ETF			1,007,046
				5,166,800

	TOTAL EXCHANGE-TRADED FUNDS (Cost $4,831,420)			5,166,800

	OPEN-END FUNDS — 15.0%
	ALTERNATIVE — 15.0%
48,828	Ambassador Fund			502,441
16,464	Diamond Hill Long-Short Fund, Class I			505,927
42,481	Victory Pioneer CAT Bond Fund			500,000
				1,508,368

	TOTAL OPEN-END FUNDS (Cost $1,500,010)			1,508,368

Principal Amount ($)		Coupon Rate (%)	Maturity
	U.S. GOVERNMENT & AGENCIES — 9.6%
	U.S. TREASURY BILLS — 9.6%
597,000	United States Treasury Bill(b)	3.8600	10/16/25	595,993
370,000	United States Treasury Bill(b)	3.9100	10/23/25	369,090
				965,083

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $964,999)			965,083

See accompanying notes to financial statements.

SPECTRUM ACTIVE ADVANTAGE FUND

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2025

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 3.7%
	MONEY MARKET FUNDS — 3.7%
185,138	Fidelity Government Portfolio, Class I, 4.03%(c)	$185,138
185,137	First American Government Obligations Fund Class Z, 4.00%(c)	185,137
	TOTAL MONEY MARKET FUNDS (Cost $370,275)	370,275

	TOTAL SHORT-TERM INVESTMENTS (Cost $370,275)	370,275

	TOTAL INVESTMENTS - 89.8% (Cost $8,656,121)	$9,016,006
	OTHER ASSETS IN EXCESS OF LIABILITIES - 10.2%	1,022,657
	NET ASSETS - 100.0%	$10,038,663

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount	Unrealized Appreciation
3	CME E-Mini Standard & Poor’s 500 Index Futures	12/22/2025	$1,010,813	$13,950

	TOTAL FUTURES CONTRACTS

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.
(b)	Zero coupon bond; rate disclosed is the effective yield as of September 30, 2025.
(c)	Rate disclosed is the seven-day effective yield as of September 30, 2025.

TOTAL RETURN SWAPS
Number of Shares	Reference Entity	Notional Amount at September 30, 2025	Interest Rate Payable (1)	Termination Date	Counterparty	Unrealized Appreciation
Long Position:
259,422	AQR Equity Market Neutral Fund, Class R6	$3,120,841	USD-SOFR plus 165 bp	8/4/2026	NGFP	$163,870
131,762	AQR Long-Short Equity Fund, Class R6	2,653,690	USD-SOFR plus 165 bp	8/24/2026	NGFP	115,852
					Total:	$279,722

NGFP - Nomura Global Financial Products, Inc.

SOFR - Secured Overnight Financing Rate

(1)	Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

See accompanying notes to financial statements.

SPECTRUM UNCONSTRAINED FUND

PORTFOLIO OF INVESTMENTS

September 30, 2025

Shares		Fair Value
	OPEN-END FUNDS — 65.5%
	ALTERNATIVE — 30.2%
58,866	Ambassador Fund	$605,730
30,256	AQR Long-Short Equity Fund, Class R6	609,365
11,138	OnTrack Core Fund, Investor Class(a)(b)	588,106
355	T Rowe Price Dynamic Credit Fund, Class I	3,169
		1,806,370
	FIXED INCOME — 35.3%
167,389	American Beacon Developing World Income Fund, Class R5	1,237,008
39,974	North Square Preferred and Income Securities Fund, Class I	873,443
		2,110,451

	TOTAL OPEN-END FUNDS (Cost $3,831,529)	3,916,821

Principal Amount ($)		Coupon Rate (%)	Maturity
	U.S. GOVERNMENT & AGENCIES — 1.2%
	U.S. TREASURY BILL — 1.2%
72,000	United States Treasury Bill(c)	3.8600	10/16/25	71,879

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $71,874)			71,879

Shares
	SHORT-TERM INVESTMENTS — 12.2%
	MONEY MARKET FUNDS — 12.2%
363,012	Fidelity Government Portfolio, Class I, 4.03%(d)			363,012
363,011	First American Government Obligations Fund Class Z, 4.00%(d)			363,011
	TOTAL MONEY MARKET FUNDS (Cost $726,023)			726,023

	TOTAL SHORT-TERM INVESTMENTS (Cost $726,023)			726,023

	TOTAL INVESTMENTS - 78.9% (Cost $4,629,426)			$4,714,723
	OTHER ASSETS IN EXCESS OF LIABILITIES - 21.1%			1,263,780
	NET ASSETS - 100.0%			$5,978,503

See accompanying notes to financial statements.

SPECTRUM UNCONSTRAINED FUND

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2025

(a)	Non-income producing security.
(b)	Affiliated security.
(c)	Zero coupon bond; rate disclosed is the effective yield as of September 30, 2025.
(d)	Rate disclosed is the seven-day effective yield as of September 30, 2025.

TOTAL RETURN SWAPS
Number of Shares	Reference Entity	Notional Amount at September 30, 2025	Interest Rate Payable(1)	Termination Date	Counterparty	Unrealized Appreciation (Depreciation)
Long Position:
51,126	Eaton Vance Global Macro Absolute Return Advantage Fund Class R6*	$599,203	USD SOFR plus 165 bp	8/28/2028	BRC	$-
32,200	First Trust Preferred Securities and Income ETF	587,328	USD FROB plus 55 bp	4/27/2026	NGFP	(1,555)
31,544	Nuveen Floating Rate Income Fund, Class R6*	570,631	USD SOFR plus 165 bp	5/12/2028	BRC	-
82,320	Thompson Bond Fund*	875,884	USD SOFR plus 165 bp	8/22/2028	BRC	-
						$(1,555)

BRC - Barclays Capital

FROB - Federal Reserve Overnight Bank Funding Rate

NGFP - Nomura Global Financial Products, Inc.

SOFR - Secured Overnight Financing Rate

(1)	Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.
*	Swap contract reset at September 30, 2025.

See accompanying notes to financial statements.

Spectrum Funds

Statements of Assets and Liabilities

September 30, 2025

	Spectrum Low Volatility Fund	Spectrum Active Advantage Fund	Spectrum Unconstrained Fund
ASSETS
Investment securities:
At cost (including affiliated security of $0, $0, and $590,000, respectively)	$129,945,872	$8,656,121	$4,629,426
At value (including affiliated security of $0, $0, and $588,106, respectively)	$131,115,889	$9,016,006	$4,714,723
Segregated cash - collateral for swaps	51,840,005	1,170,000	620,022
Receivable for swaps	345,350	-	7,552
Unrealized appreciation on swaps	220,267	279,722	-
Dividend and interest receivable	147,203	16,653	2,745
Receivable for Fund shares sold	110,378	988	44,990
Deposit with broker for futures	-	64,691	20,388
Receivable for securities sold	-	-	594,471
Unrealized appreciation on futures	-	13,950	-
Prepaid expenses and other assets	15,192	-	-
TOTAL ASSETS	183,794,284	10,562,010	6,004,891

LIABILITIES
Payable for investments purchased	-	500,010	-
Investment advisory fees payable	315,082	12,146	10,438
Payable for swaps	640,694	-	7,460
Payable for Fund shares redeemed	140,462	2,564	-
Unrealized depreciation on swaps	99,017	-	1,555
Shareholder servicing fees payable	8,731	1,119	-
Payable to related party	-	7,508	6,935
TOTAL LIABILITIES	1,203,986	523,347	26,388
NET ASSETS	$182,590,298	$10,038,663	$5,978,503

NET ASSET VALUE
Net Assets	$182,590,298	$10,038,663	$5,978,503
Shares of beneficial interest outstanding	7,441,111	504,159	302,248
Net Asset Value, Offering and Redemption Price Per Share (Net Assets ÷ Shares Outstanding)	$24.54	$19.91	$19.78

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$179,233,612	$13,986,741	$6,345,564
Accumulated earning (deficits)	3,356,686	(3,948,078)	(367,061)
NET ASSETS	$182,590,298	$10,038,663	$5,978,503

See accompanying notes to financial statements.

Spectrum Funds

Statements of Operations

For the Year Ended September 30, 2025

	Spectrum Low Volatility Fund	Spectrum Active Advantage Fund	Spectrum Unconstrained Fund
INVESTMENT INCOME
Dividends (including income on affiliated security of $0, $0, and $0, respectively)	$6,939,901	$62,517	$172,106
Interest	2,536,761	141,472	99,645
TOTAL INVESTMENT INCOME	9,476,662	203,989	271,751

EXPENSES
Investment advisory fees	4,280,273	144,923	141,108
Administration expenses (Note 6)	417,582	24,701	20,051
Shareholder servicing fees	87,411	2,898	1,478
Miscellaneous expenses	9,000	9,000	9,000
TOTAL EXPENSES	4,794,266	181,522	171,637
Less: Expenses waived by the Advisor	-	(9,000)	(9,000)
NET EXPENSES	4,794,266	172,522	162,637
NET INVESTMENT INCOME	4,682,396	31,467	109,114

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments (including gain on affiliated security of $0, $0 and $0, respectively)	2,615,924	(44,625)	93,229
Swaps	(670,672)	184,782	136,545
Futures	(49,380)	260,855	(1,147)
TOTAL NET REALIZED GAIN	1,895,872	401,012	228,627

Net change in unrealized appreciation (depreciation) on:
Investments (including depreciation on affiliated security of $0, $0 and $1,894, respectively)	(2,294,685)	215,921	(35,480)
Swaps	(168,084)	279,722	(100,038)
Futures	54,193	(116,350)	1,860
TOTAL NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	(2,408,576)	379,293	(133,658)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(512,704)	780,305	94,969

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,169,692	$811,772	$204,083

See accompanying notes to financial statements.

Spectrum Low Volatility Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$4,682,396	$6,407,683
Net realized gain from investments, swaps, and futures contracts	1,895,872	18,351,145
Net change in unrealized appreciation (depreciation) of investments, swaps and futures contracts	(2,408,576)	2,155,933
Net increase in net assets resulting from operations	4,169,692	26,914,761

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions	(15,416,603)	(9,751,779)
Net decrease in net assets from distributions to shareholders	(15,416,603)	(9,751,779)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	29,117,259	62,662,559
Net asset value of shares issued in reinvestment of distributions	14,324,543	8,677,253
Payments for shares redeemed	(84,591,899)	(89,669,262)
Net decrease in net assets from shares of beneficial interest	(41,150,097)	(18,329,450)

TOTAL DECREASE IN NET ASSETS	(52,397,008)	(1,166,468)

NET ASSETS
Beginning of Year	234,987,306	236,153,774
End of Year	$182,590,298	$234,987,306

SHARE ACTIVITY
Shares Sold	1,213,545	2,527,215
Shares Reinvested	595,770	360,504
Shares Redeemed	(3,525,075)	(3,664,104)
Net decrease in shares of beneficial interest outstanding	(1,715,760)	(776,385)

See accompanying notes to financial statements.

Spectrum Active Advantage Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income income	$31,467	$168,327
Net realized gain from investments and futures contracts	401,012	817,382
Net change in unrealized appreciation of investments, swaps and futures contracts	379,293	376,888
Net increase in net assets resulting from operations	811,772	1,362,597

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions	(64,151)	(148,598)
Net decrease in net assets from distributions to shareholders	(64,151)	(148,598)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	3,129,467	2,029,664
Net asset value of shares issued in reinvestment of distributions	64,086	148,508
Payments for shares redeemed	(2,724,360)	(1,591,766)
Net increase in net assets from shares of beneficial interest	469,193	586,406

TOTAL INCREASE IN NET ASSETS	1,216,814	1,800,405

NET ASSETS
Beginning of Year	8,821,849	7,021,444
End of Year	$10,038,663	$8,821,849

SHARE ACTIVITY
Shares Sold	171,433	114,837
Shares Reinvested	3,654	8,669
Shares Redeemed	(149,296)	(92,681)
Net increase in shares of beneficial interest outstanding	25,791	30,825

See accompanying notes to financial statements.

Spectrum Unconstrained Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$109,114	$254,020
Net realized gain from investments, futures and swaps contracts	228,627	459,911
Net change in unrealized appreciation (depreciation) of investments, swaps and futures contracts	(133,658)	207,696
Net increase in net assets resulting from operations	204,083	921,627

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions	(167,787)	(265,613)
Net decrease in net assets from distributions to shareholders	(167,787)	(265,613)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	75,589	158,496
Net asset value of shares issued in reinvestment of distributions	167,700	265,260
Payments for shares redeemed	(2,233,523)	(645,135)
Net decrease in net assets from shares of beneficial interest	(1,990,234)	(221,379)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,953,938)	434,635

NET ASSETS
Beginning of Year	7,932,441	7,497,806
End of Year	$5,978,503	$7,932,441

SHARE ACTIVITY
Shares Sold	3,874	8,348
Shares Reinvested	8,843	14,149
Shares Redeemed	(118,252)	(34,631)
Net decrease in shares of beneficial interest outstanding	(105,535)	(12,134)

See accompanying notes to financial statements.

Spectrum Low Volatility Fund

Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net asset value, beginning of year	$25.66	$23.77	$23.48	$26.00	$24.79

Activity from investment operations:
Net investment income (loss) (1)	0.57	0.72	0.65	(0.27)	0.08
Net realized and unrealized gain (loss) on investments, swaps and futures contracts	0.02 (5)	2.26	(0.11)	(1.06)	2.53
Total from investment operations	0.59	2.98	0.54	(1.33)	2.61
Less distributions from:
Net investment income	(1.51)	(1.09)	(0.25)	(1.15)	(0.45)
Net realized gains	(0.20)	-	-	(0.04)	(0.95)
Total distributions	(1.71)	(1.09)	(0.25)	(1.19)	(1.40)

Net asset value, end of year	$24.54	$25.66	$23.77	$23.48	$26.00

Total return (2)	2.56%	12.91%	2.29%	(5.38)%	10.82%

Net assets, end of year (000s)	$182,590	$234,987	$236,154	$303,631	$444,160

Ratio of expenses to average net assets (3)	2.41%	2.39%	2.34%	2.34%	2.37%
Ratio of net investment income (loss) to average net assets (3,4)	2.35%	2.89%	2.75%	(1.09)%	0.30%

Portfolio Turnover Rate	529%	372%	711%	321%	131%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Assumes reinvestment of all dividends and distributions if any.
(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Net realized and unrealized gain on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the Statements of Operations due to the timing of share transactions in relation to fluctuating market values for the year.

See accompanying notes to financial statements.

Spectrum Active Advantage Fund

Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net asset value, beginning of year	$18.44	$15.69	$16.45	$30.81	$27.33

Activity from investment operations:
Net investment income (loss) (1)	0.06	0.39	0.38	(0.27)	(0.12)
Net realized and unrealized gain (loss) on investments, swaps and futures contracts	1.54	2.72	(0.99)	(5.63)	8.46
Total from investment operations	1.60	3.11	(0.61)	(5.90)	8.34
Less distributions from:
Net investment income	(0.13)	(0.36)	-	(0.14)	(0.25)
Net realized gains	-	-	-	(8.32)	(4.61)
Return of capital	-	-	(0.15)	-	-
Total distributions	(0.13)	(0.36)	(0.15)	(8.46)	(4.86)

Net asset value, end of year	$19.91	$18.44	$15.69	$16.45	$30.81

Total return (2)	8.74%	20.00%	(3.68)%	(28.87)%	33.91%

Net assets, end of year (000s)	$10,039	$8,822	$7,021	$8,576	$18,301

Ratio of gross expenses to average net assets (3)	1.88%	1.87%	1.81%	1.69%	1.77%
Ratio of net expenses to average net assets (3)	1.79%	1.75%	1.69%	1.69%	1.77%
Ratio of net investment income (loss) to average net assets (3,4)	0.33%	2.25%	2.35%	(1.23)%	(0.40)%

Portfolio Turnover Rate	870%	1756%	1614%	2258%	1294%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Assumes reinvestment of all dividends and distributions if any.
(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Spectrum Unconstrained Fund

Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Period Ended September 30, 2021 (a)
Net asset value, beginning of year/period	$19.45	$17.86	$18.08	$20.69	$20.00

Activity from investment operations:
Net investment income (loss) (1)	0.32	0.60	0.43	(0.22)	(0.11)
Net realized and unrealized gain (loss) on investments, swaps and futures contacts	0.43	1.62	(0.46)	(0.93)	1.01
Total from investment operations	0.75	2.22	(0.03)	(1.15)	0.90
Less distributions from:
Net investment income	(0.42)	(0.63)	(0.19)	(1.20)	(0.21)
Return of capital	-	-	-	(0.26)	-
Total distributions	(0.42)	(0.63)	(0.19)	(1.46)	(0.21)

Net asset value, end of year/period	$19.78	$19.45	$17.86	$18.08	$20.69

Total return (2)	3.98%	12.63%	(0.19)%	(6.03)%	4.50	%(5)

Net assets, end of year/period (000s)	$5,979	$7,932	$7,498	$7,216	$10,743

Ratio of gross expenses to average net assets (3)	2.62%	2.52%	2.49%	2.43%	2.33	%(6)
Ratio of net expenses to average net assets (3)	2.48%	2.41%	2.37%	2.43%	2.33	%(6)
Ratio of net investment (loss) to average net assets (3,4)	1.66%	3.21%	2.36%	(1.17)%	(1.21	)%(6)

Portfolio Turnover Rate	449%	137%	1418%	395%	75	%(5)

(a)	The Fund commenced operations on April 16, 2021.
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(2)	Assumes reinvestment of all dividends and distributions if any.
(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Not annualized.
(6)	Annualized.

See accompanying notes to financial statements.

Spectrum Funds

Notes to Financial Statements

September 30, 2025

1.	ORGANIZATION

The Spectrum Low Volatility Fund (the “Low Volatility Fund”), Spectrum Active Advantage Fund (the “Active Advantage Fund”)) and Spectrum Unconstrained Fund (the “Unconstrained Fund”) (collectively, the “Funds”) are each a diversified series of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Low Volatility Fund’s investment objective is total return with lower downside volatility and risk compared to major stock market indices while the Active Advantage Fund seeks long term capital appreciation. The Unconstrained Fund’s investment objective is total return. Each Fund currently offers one class of shares, Investor Class shares, which is offered at net asset value. The Low Volatility Fund also offers Advisor Class shares, but as of the date of this report none have been issued. The Low Volatility Fund commenced operations on December 16, 2013, the Active Advantage Fund commenced operations on June 1, 2015 and the Unconstrained Fund commenced operations on April 16, 2021. The Trust’s Agreement and Declaration of Trust permits the Trust’s Board of Trustees (“Board”) to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. The investment adviser to each Fund is Advisors Preferred LLC (the “Adviser”). The investment sub-adviser to each Fund is Spectrum Financial, Inc. (the “Sub-Adviser”). The Funds are “fund of funds”, in that these Funds will generally invest in other investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

Operating Segments – The Funds have adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect each Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the lead portfolio manager and Principal Financial Officer of the Funds. Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of each Fund, using the information presented in the financial statements and financial highlights.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last bid on the day of valuation. Financial futures, which are traded on an exchange, are valued at the last quoted sales price determined by the exchange. Investments in open-end investment companies are valued at net asset value. Total return swaps on exchange-listed securities shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Exchange listed swaps shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Credit default swaps are valued by a pricing agent covering the specific type of swap. Certain credit default swaps (“CDS”) and credit indices are valued independently by Markit; or if no valuation is available from a pricing agent, at the price received from the broker-dealer/counterparty that

Spectrum Funds

Notes to Financial Statements (Continued)

September 30, 2025

issued the swap. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser or Sub-Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Adviser or Sub-Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Investment in Funds – The Funds may invest in open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their funds for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis.

Spectrum Funds

Notes to Financial Statements (Continued)

September 30, 2025

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used as of September 30, 2025 for each Fund’s investments measured at fair value:

Spectrum Low Volatility Fund

Assets*	Level 1	Level 2	Level 3	Total
Open-End Funds	$103,938,642	$-	$-	$103,938,642
U.S. Government & Agencies	-	11,441,310	-	11,441,310
Short-Term Investments	15,735,937	-	-	15,735,937
Derivatives
Swaps	-	220,267	-	220,267
Total Assets	$119,674,579	$11,661,577	$-	$131,336,156
Liabilities*
Derivatives
Swaps**	$-	$(99,017)	$-	$(99,017)
Total Liabilities	$-	$(99,017)	$-	$(99,017)

Spectrum Funds

Notes to Financial Statements (Continued)

September 30, 2025

Spectrum Active Advantage Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,005,480	$-	$-	$1,005,480
Exchage-Traded Funds	5,166,800	-	-	5,166,800
Open-End Funds	1,508,368	-	-	1,508,368
U.S. Government & Agencies	-	965,083	-	965,083
Short-Term Investments	370,275	-	-	370,275
Derivatives
Futures Contracts**	13,950	-	-	13,950
Swaps**	-	279,722	-	279,722
Total Assets	$8,064,873	$1,244,805	$-	$9,309,678

Spectrum Unconstrained Fund

Assets*	Level 1	Level 2	Level 3	Total
Open-End Funds	$3,916,821	$-	$-	$3,916,821
U.S. Government & Agencies	-	71,879	-	71,879
Short-term Investments	726,023	-	-	726,023
Derivatives
Total Assets	$4,642,844	$71,879	$-	$4,714,723
Liabilities*
Swaps**	$-	$(1,555)	$-	$(1,555)
Total Liabilities	$-	$(1,555)	$-	$(1,555)

*	Refer to the Portfolios of Investments for sector classifications.
**	Futures contracts and swaps are measured at the unrealized appreciation/(depreciation) of the instruments. The Funds did not hold any Level 3 securities during the current year.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are typically a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities that may be designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses which reduce their value.

Futures Contracts – The Funds are subject to interest rate risk, equity risk and forward currency exchange rate risk in the normal course of pursuing their respective investment objectives. The Funds have purchased or sold futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Funds’ basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Spectrum Funds

Notes to Financial Statements (Continued)

September 30, 2025

Swap Contracts – Each Fund is subject to equity price, credit risk, and interest rate risk in the normal course of pursuing its investment objective. The Funds have entered into various swap transactions for investment purposes or to manage interest rate, equity, or credit risk. These would typically be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) typically earned or realized on particular pre-determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Most equity swap agreements entered into by a Fund calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. A Fund’s obligations are accrued daily (offset by any amounts owed to a Fund).

The Funds may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which a Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements in instances where the Adviser or Sub-Adviser believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

The Funds may enter into credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Funds to obtain credit risk exposure similar to that of a direct investment in high yield bonds. Higher swap spreads generally imply a higher risk of default.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Funds had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked‐to‐market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark‐to‐market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

The Funds collateralize swap agreements with cash and certain securities as indicated on the Portfolios of

Spectrum Funds

Notes to Financial Statements (Continued)

September 30, 2025

Investments and Statements of Assets and Liabilities of the Funds, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Funds. The Funds do not net collateral. In the event of a default by the counterparty, the Funds will seek release of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed by the Funds are regularly collateralized either directly with the Funds or in a segregated account at the Custodian.

A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral, if any, is insufficient. The Funds will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Adviser. The financial statements of these counterparties may be available by accessing the SEC’s website, at www.sec.gov.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreements. Any election to early terminate could be material to the financial statements.

During the normal course of business, the Funds purchase and sell various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Foreign withholding tax is recorded as incurred or known, in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly for the Low Volatility Fund and the Unconstrained Fund; and annually for the Active Advantage Fund. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Federal Income Tax – It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2022 – 2024 or expected to be taken in all the Funds’ 2025 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in

Spectrum Funds

Notes to Financial Statements (Continued)

September 30, 2025

the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2025, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and derivatives amounted to $585,711,648 and $643,782,416 for the Low Volatility Fund, $56,037,039 and $54,656,276 for the Active Advantage Fund and $14,971,599 and $16,937,922 for the Unconstrained Fund.

4.	OFFSETTING OF FINANCIAL AND DERIVATIVE ASSETS AND LIABILITIES

The Funds’ policy is to recognize a gross asset or liability equal to the unrealized gain/(loss) for futures and swap contracts. During the year ended September 30, 2025 the Funds were subject to a master netting arrangement for the swap and futures contracts. The following table shows additional information regarding the offsetting of assets and liabilities at September 30, 2025.

Spectrum Low Volatility Fund

Assets:

				Gross Amounts Not Offset in the Statements of Assets & Liabilities
Description	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statements of Assets & Liabilities	Net Amounts of Assets Presented in the Statements of Assets & Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Swaps Contracts - OTC	$220,267	$-	$220,267	$(99,017)	$-	$121,250
Total	$220,267	$-	$220,267	$(99,017)	$-	$121,250

Liabilities:

				Gross Amounts Not Offset in the Statements of Assets & Liabilities
Description	Gross Amount of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged*	Net Amount
Swaps Contracts - OTC	$(99,017)	$-	$(99,017)	$99,017	$-	$-
Total	$(99,017)	$-	$(99,017)	$99,017	$-	$-

Spectrum Funds

Notes to Financial Statements (Continued)

September 30, 2025

Spectrum Active Advantage Fund

Assets:

				Gross Amounts Not Offset in the Statements of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets & Liabilities	Net Amounts of Assets Presented in the Statements of Assets & Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Futures Contracts	$13,950	$-	$13,950	$-	$-	$13,950
Swaps Contracts - OTC	279,722	-	279,722	-	-	279,722
Total	$293,672	$-	$293,672	$-	$-	$293,672

Spectrum Unconstrained Fund

Liabilities:

				Gross Amounts Not Offset in the Statements of Assets & Liabilities
Description	Gross Amount of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged*	Net Amount
Swaps Contracts - OTC	$(1,555)	$-	$(1,555)	$-	$1,555	$-
Total	$(1,555)	$-	$(1,555)	$-	$1,555	$-

*	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2025:

Derivative Investment Type	Location on the Statement of Assets and Liabilities
Swap Contracts	Unrealized appreciation/depreciation on swaps
Futures Contracts	Unrealized appreciation on futures

The following table sets forth the fair value of the Funds’ derivative contracts as of September 30, 2025:

Spectrum Low Volatility Fund

Asset (Liability) Derivatives Investment Value
Derivative Investment Type	Equity Risk	Total as of September 30, 2025
Total Return Swaps	$121,250	$121,250
Total	$121,250	$121,250

Spectrum Active Advantage Fund

Asset (Liability) Derivatives Investment Value
Derivative Investment Type	Equity Risk	Total as of September 30, 2025
Futures Contracts *	$13,950	$13,950
Total Return Swaps	279,722	279,722
Total	$293,672	$293,672

Spectrum Unconstrained Fund

Asset (Liability) Derivatives Investment Value
Derivative Investment Type	Equity Risk	Total as of September 30, 2025
Swaps	$(1,555)	$(1,555)
Total	$(1,555)	$(1,555)

Spectrum Funds

Notes to Financial Statements (Continued)

September 30, 2025

*	Represents cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2025:

Derivative Investment Type	Location of Gain/Loss on Derivative
Swaps/Futures	Net realized gain (loss) from Swaps
Net realized gain (loss) from Futures
Net change in unrealized appreciation (depreciation) on Swaps
Net change in unrealized appreciation (depreciation) on Futures

The following is a summary of the Funds’ realized gain/(loss) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2025:

Spectrum Low Volatility Fund

Realized loss on derivatives recognized in the Statements of Operations
Derivative Investment Type	Interest Rate Risk	Credit Risk	Total for the Year Ended September 30, 2025
Swaps	$(32,672)	$(638,000)	$(670,672)
Futures	(49,380)	-	(49,380)
Total	$(82,052)	$(638,000)	$(720,052)

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statements of Operations
Derivative Investment Type	Interest Rate Risk	Total for the Year Ended September 30, 2025
Swaps	$(168,084)	$(168,084)
Futures	54,193	54,193
Total	$(113,891)	$(113,891)

Spectrum Active Advantage Fund

Realized gain (loss) on derivatives recognized in the Statements of Operations
Derivative Investment Type	Equity Risk	Total for the Year Ended September 30, 2025
Swaps	$184,782	$184,782
Futures	260,855	260,855
Total	$445,637	$445,637

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statements of Operations
Derivative Investment Type	Equity Risk	Total for the Year Ended September 30, 2025
Swaps	$279,722	$279,722
Futures	(116,350)	(116,350)
Total	$163,372	$163,372

Spectrum Unconstrained Fund

Realized gain (loss) on derivatives recognized in the Statements of Operations
Derivative Investment Type	Interest Rate Risk	Credit Risk	Total for the Year Ended September 30, 2025
Swaps	$140,349	$(3,804)	$136,545
Futures	(1,147)	-	(1,147)
Total	$139,202	$(3,804)	$135,398

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statements of Operations
Derivative Investment Type	Interest Rate Risk	Total for the Year Ended September 30, 2025
Swaps	$(100,038)	$(100,038)
Futures	1,860	1,860
Total	$(98,178)	$(98,178)

Spectrum Funds

Notes to Financial Statements (Continued)

September 30, 2025

The notional value of the derivative instruments outstanding as of September 30, 2025 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

5.	RISKS

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Funds. The Funds are exposed to market risk on financial instruments that are valued at market prices as disclosed in the Portfolios of Investments. The prices of derivative instruments, including swaps and futures prices, can be highly volatile. Price movements of derivative contracts in which the Funds’ assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Funds are exposed to market risk on derivative contracts in that the Funds may not be able to readily dispose of its holdings when they choose and also that the price obtained on disposal is below that at which the investment is included in Funds’ financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. A Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the portfolio of investments.

Counterparty Risk: The Funds may invest in derivative instruments (the “Product”) issued for the Funds including by Barclays Capital, Inc., Canadian Imperial Bank of Commerce and Nomura Global Financial Products, Inc. (collectively, “Counterparties”). If Counterparties become insolvent, each may not be able to make any payments under the Product and a Fund may lose their capital invested in the Product. A decline in Counterparties’ financial standing is likely to reduce the market value of the Product and therefore the price a Fund may receive for the Product if sold it in the market.

Liquidity Risk: Liquidity risk is the risk that a Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. As a result, the Funds may not be able to quickly liquidate their investments in these instruments at an amount close to their fair value in order to meet its liquidity requirements. The Funds do not anticipate any material losses as a result of liquidity risk.

6.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Funds are overseen by the Board, which is responsible for the overall management of the Funds. Advisors Preferred, LLC, serves as investment adviser to the Funds. The Adviser has engaged Spectrum Financial, Inc. to serve as the sub-adviser to the Funds. The sub-adviser fees are the responsibility of the Adviser.

Pursuant to an advisory agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser an advisory fee computed and accrued daily and paid monthly at an annual rate of 2.15% of the average daily net assets for both Spectrum Low Volatility Fund and Spectrum Unconstrained Fund and 1.50% of the average daily net assets for the Spectrum Active Advantage Fund. The Adviser, not the Fund, pays the Sub-Adviser. Pursuant to the advisory agreement, the Advisor earned $4,280,273, $144,923, and $141,108 for Spectrum Low Volatility Fund, Spectrum Active Advantage Fund and Spectrum Unconstrained Fund, respectively, in advisory fees for the year ended September 30, 2025.

Pursuant to a liquidity program administrator agreement with the Funds, the Adviser, provides a liquidity program administrator who, directs the operations of the Funds’ liquidity risk management program. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser out of pocket expenses

Spectrum Funds

Notes to Financial Statements (Continued)

September 30, 2025

and an annual fee of $9,000 per Fund. The Adviser has voluntarily agreed to waive the liquidity program administration fee for the Active Advantage Fund and the Unconstrained Fund. Pursuant to the liquidity program administrator agreement, the Adviser earned (net of voluntary waivers) $9,000, $0 and $0 for Spectrum Low Volatility Fund, Spectrum Active Advantage Fund and Spectrum Unconstrained Fund, respectively, in fees for the year ended September 30, 2025.

Ultimus Fund Solutions, LLC (“UFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with UFS, the Funds pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Under the terms of the Funds’ agreement with UFS, UFS pays for certain operating expenses of the Funds. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Funds for serving in such capacities.

In addition, certain affiliates of UFS provide ancillary services to the Funds as follows:

Blu Giant, LLC (“Blu Giant”) Blu Giant, an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. These expenses are the responsibility of UFS.

The Funds pay Ceros Financial Services Inc. (the “Distributor”) to provide compensation for ongoing servicing related activities or services and/or maintenance of the Investor Class accounts, not otherwise required to be provided by the Adviser. For the year ended September 30, 2025, the Funds paid $87,411, $2,898 and $1,478 for Spectrum Low Volatility Fund, Spectrum Active Advantage Fund and Spectrum Unconstrained Fund, respectively, which was paid out to brokers and dealers.

During the year ended September 30, 2025, Ceros Financial Services, Inc. (“Ceros”), a registered broker/dealer and an affiliate of the Adviser, executed trades on behalf of the Funds. Spectrum Low Volatility Fund, Spectrum Active Advantage Fund and Spectrum Unconstrained Fund paid trade commissions of $350, $8,001, and $130 to Ceros, respectively. Any 12b-1 fees received by Ceros related to a Fund’s investment in another Fund are returned to the respective Fund.

Each Trustee who is not an “interested person” of the Trust or Advisor is compensated at a rate of $72,000 per year plus $2,500 minimum per meeting for certain special meetings, which varies based on the matters submitted, as well as for reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. These fees are borne by the Adviser with respect to the Funds. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. Interested trustees of the Trust are also officers or employees of the Advisor and its affiliates.

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes including futures and swaps, and its respective gross unrealized appreciation and depreciation at September 30, 2025, were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Spectrum Low Volatility Fund	$130,067,122	$1,170,017	$-	$1,170,017
Spectrum Active Advantage Fund	8,969,661	359,895	(33,828)	326,067
Spectrum Unconstrained Fund	4,629,426	675,701	(591,959)	83,742

8.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended September 30, 2025, and September 30, 2024 were as follows:

Spectrum Funds

Notes to Financial Statements (Continued)

September 30, 2025

	For the year ended September 30, 2025:
Portfolio	Ordinary Income	Long-Term Capital Gains	Return of Capital	Tax-exempt Income	Total
Spectrum Low Volatility Fund	$15,416,603	$-	$-	$-	$15,416,603
Spectrum Active Advantage Fund	64,151	-	-	-	64,151
Spectrum Unconstrained Fund	167,787	-	-	-	167,787

	For the period ended September 30, 2024:
Portfolio	Ordinary Income	Long-Term Capital Gains	Return of Capital	Tax-exempt Income	Total
Spectrum Low Volatility Fund	$9,751,779	$-	$-	$-	$9,751,779
Spectrum Active Advantage Fund	148,598	-	-	-	148,598
Spectrum Unconstrained Fund	265,613	-	-	-	265,613

As of September 30, 2025, the components of distributable earnings/ (accumulated deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciation/ (Depreciation)	Total Distributable Earning/ (Accumulated Deficit)
Spectrum Low Volatility Fund	$3,777,870	$-	$(1,591,201)	$-	$-	1,170,017	$3,356,686
Spectrum Active Advantage Fund	266,767	-	-	(4,540,912)	-	326,067	(3,948,078)
Spectrum Unconstrained Fund	-	-	-	(450,803)	-	83,742	(367,061)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, and mark-to-market on open futures and mark-to-market on swap contracts.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Spectrum Low Volatility Fund incurred and elected to defer $1,591,201 capital losses as follows:

Portfolio	Post October Losses
Spectrum Low Volatility Fund	$1,591,201

On September 30, 2025, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carryforwards utilized as follows:

Portfolio	Short-Term	Long-Term	Total	CLCF Utilized
Spectrum Active Advantage Fund	$3,181,668	$1,359,244	$4,540,912	$305,234
Spectrum Unconstrained Fund	450,803	-	450,803	249,574

During the fiscal period ended September 30, 2025, certain of the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to use of tax equalization credits and distributions in excess resulted in reclassifications for the year ended September 30, 2025, as follows:

Portfolio	Paid In Capital	Accumulated Earnings (Losses)
Spectrum Low Volatility Fund	$384,491	$(384,491)
Spectrum Unconstrained Fund	(7,403)	7,403

Spectrum Funds

Notes to Financial Statements (Continued)

September 30, 2025

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of September 30, 2025, National Financial Services LLC held approximately 59%, 93% and 99% of the Spectrum Low Volatility Fund, Spectrum Active Advantage Fund and Spectrum Unconstrained Fund, respectively, and Charles Schwab & Co., Inc. held approximately 36% of the Spectrum Low Volatility Fund. The Funds have no knowledge as to whether any beneficial owner included in these nominee accounts holds more than 25% of the voting shares of the Funds.

10.	INVESTMENT IN AFFILIATED COMPANY

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities or are affiliated through common management. The company which is an affiliate of the Unconstrained Fund as of September 30, 2025 is noted in the Unconstrained Fund’s Portfolio of Investments. Transactions with the affiliated company during the year ended September 30, 2025 were as follows:

Affiliated Holding	Value - Beginning of Year	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Dividend Income	Value - End of Year	Ending Shares
Ontrack Core
Fund	$-	$590,000	$-	$-	$(1,894)	$-	$588,106	11,138

11.	NEW ACCOUNTING PRONOUNCEMENT

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Funds’ financial statements.

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spectrum Low Volatility Fund, Spectrum Active Advantage Fund, and Spectrum Unconstrained Fund and Board of Trustees of Advisors Preferred Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Spectrum Low Volatility Fund, Spectrum Active Advantage Fund, and Spectrum Unconstrained Fund (the “Funds”), each a series of Advisors Preferred Trust, as of September 30, 2025, the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2025, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Spectrum Low Volatility Fund and Spectrum Active Advantage Fund	For the year ended September 30, 2025	For the years ended September 30, 2025 and 2024	For the years ended September 30, 2025, 2024, 2023, 2022, and 2021
Spectrum Unconstrained Fund	For the year ended September 30, 2025	For the years ended September 30, 2025 and 2024	For the years ended September 30, 2025, 2024, 2023, and 2022, and for the period from April 16, 2021 (commencement of operations) through September 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Advisors Preferred, LLC since 2012.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 25, 2025

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies will be available without charge, upon request, by calling 1-866-862-9686 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

INVESTMENT ADVISOR

Advisors Preferred LLC

1445 Research Blvd., Suite 530

Rockville, Maryland 20850

INVESTMENT SUB-ADVISOR

Spectrum Financial, Inc.

272 Bendix Road Suite 600

Virginia Beach, VA 23452

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Spectrum Funds

ADDITIONAL INFORMATION (Unaudited)

September 30, 2025

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

Approval of Renewal of the Investment Advisory and Sub-Advisory Agreements for the Spectrum Low Volatility Fund, Spectrum Active Advantage Fund, and Spectrum Unconstrained Fund

At an in-person meeting held on May 21, 2025 (the “Meeting”) the Board of Trustees (the “Board”), of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the 1940 Act, considered the renewal of the investment advisory agreement (the “Advisory Agreement”) between Advisors Preferred, LLC (the “Adviser”) and the Trust, on behalf of Spectrum Low Volatility Fund, Spectrum Active Advantage Fund, and Spectrum Unconstrained Fund (together the “Spectrum Funds”); and the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Spectrum Financial, Inc. (“Spectrum Financial”) (the “Sub-Adviser”).

The Board then reviewed and discussed the written materials that were provided by Advisors Preferred, LLC and Spectrum Financial in advance of the Meeting and deliberated on the renewal of the Advisory Agreements with respect to Spectrum Funds. The Board members relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Subadvisory Agreement with respect to Spectrum Funds. The Board conducted some of their deliberations on a joint basis for the Adviser and the Sub-Adviser given the close working relationship of the Adviser and Sub-Adviser.

Nature, Extent and Quality of Services: With respect to the nature, extent and quality of services provided, the Board reviewed the Adviser’s Form ADV, and the Sub-Adviser’s Form ADV, a description of the manner in which investment decisions, including asset allocation, sector selection and trade execution, are made for the Funds by the Sub-Adviser, a description of the services provided by the Adviser and those services provided by the Sub-Adviser and those executed by the Adviser. The Board reviewed the experience of professional personnel from both the Adviser and the Sub-Adviser performing services for the Funds, including the team of individuals that primarily monitor and execute the investment and administration process, and the portfolio managers. The Board considered the depth of resources of the Adviser and the Sub-Adviser. Further the Board reviewed a certification from each of the Adviser and the Sub-Adviser, certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b)

Spectrum Funds

ADDITIONAL INFORMATION (Unaudited)(Continued)

September 30, 2025

and noted that each of the Adviser and the Sub-Adviser have adopted procedures reasonably necessary to prevent Access Persons from violating such Code of Ethics.

Advisors Preferred: The Board reviewed the balance sheet of the Adviser as of March 31, 2025, and the income statement as of March 31, 2025 and the profit and loss statement for January through March 31, 2025. The Board also reviewed the audited financials of the Adviser as of December 31, 2024. The Adviser reported $1.5 billion in total assets under management in active mutual funds and Ms. Ayers-Rigsby, Chief Executive Officer of the Adviser, noted the commitment from Adviser to raise assets and fee revenue as discussed earlier. The Board confirmed with Ms. Ayers-Rigsby that the Adviser has access to additional capital if so required.

The Board discussed the Adviser’s compliance program with the CCO of the Trust. The Board considered that the CCO of the Trust also serves as CCO of the Adviser and was recently appointed to serve as the CCO for The North Country Funds. The Trustees acknowledged they are confident in her abilities with respect to all positions, and Trustees were comfortable that if a conflict of interest were to arise, counsel would be called upon for a solution. The Board noted that the Adviser continues to have in place procedures which are currently working to prevent violations of applicable securities laws. The CCO confirmed that she has the support and resources to ensure the compliance procedures of the Trust are updated in accordance with current SEC rules. The Board considered that the cybersecurity risk of the Adviser is managed by Sikich LLP (a cybersecurity consultancy) with no data breaches reported. The Board discussed the overall technology of the Adviser with the CCO. The Adviser confirmed adequate Directors & Officers Error & Omissions Professional Liability Insurance (“D&O/E&O”) is in place. Counsel noted the Board had previously reviewed the business continuity plan for the Adviser. The Board concluded that the Adviser has qualified professionals, resources, and compliance policies essential to performing its duties under the Advisory Agreements. The Board reviewed financial statements of the Adviser and concluded it has sufficient financial resources to fulfill Trust-related obligations, based in part on a representation that the Adviser has access to additional capital, as needed.

Spectrum Financial: The Board reviewed the income statement of Spectrum Financial for the three months ended March 31, 2025 and the balance sheet at March 31, 2025. The Sub-Adviser was determined by the Board to be financially sound. The Board concluded that Spectrum Financial is sufficiently financially sound to continue to serve as sub-adviser to each Spectrum Fund.

The Board confirmed with the Adviser’s CCO that she works with the CCO of Spectrum Financial. The CCO reported she had reviewed the policies and procedures manual of Spectrum Financial, including their latest revisions and business continuity plans. The Board confirmed the cybersecurity risk management is the responsibility of the compliance and IT teams of Spectrum Financial. The CCO reported that a cyber breach at Spectrum Financial was immediately reported and handled in a timely matter, resulting in no loss of confidential data. The Board noted that Spectrum Financial has D&O/E&O insurance coverage.

Performance. The Board considered that the Adviser delegates day-to-day investment decisions to the Sub-Adviser and, therefore, does not directly control the performance of the Spectrum Funds. The Board considered the Adviser’s other responsibilities under the Advisory Agreement, including with respect to trade oversight, reviewing daily positions and balance reports for the Spectrum Funds, obtaining derivative agreements for the Spectrum Funds and reporting to the Board. The Trustees concluded that

Spectrum Funds

ADDITIONAL INFORMATION (Unaudited)(Continued)

September 30, 2025

the Adviser appears to be properly and reasonably monitoring the Sub-Adviser’s adherence to each Spectrum Fund’s investment objectives and appears to be carrying out its functions appropriately.

Spectrum Low Volatility Fund: The Board considered the Fund’s performance as compared to its benchmark index. the Fund’s Morningstar Nontraditional Bond category, and the LSTA U.S. Leveraged Loan 100 Index. The Board reviewed one-, three-, five- and ten-year periods ended March 31, 2025. They noted the Fund underperformed the Morningstar Nontraditional Bond category for the one-year period but outperformed for the three-, five and ten-year periods. With respect to the Morningstar LSTA U.S. Leveraged Loan 100 Index, the Fund underperformed for all but the ten year period. The Board recognized the Fund seeks risk adjusted returns and therefore lagged the S&P 500 Index for all periods. The Board concluded that performance was satisfactory, and that with Adviser oversight and strategy refinements, Spectrum Financial was expected to obtain an acceptable level of investment returns for shareholders over the long term.

Spectrum Active Advantage Fund: The Board recognized the Fund’s performance has improved but remains below expectations and trailed the Morningstar Tactical Allocation category for the three- and five-year periods, while outperforming for the one-year period. With respect to the S&P 500 Index, the Fund underperformed for all periods. The Board discussed the strategy adjustments made in February 2025 and found it was improving performance. The Trustees concluded that the Fund’s performance should continue to improve and therefore found it acceptable.

Spectrum Unconstrained Fund: The Board considered the Fund’s performance as compared to Bloomberg Aggregate Bond Index and the Fund’s Morningstar Nontraditional Bond category for the one-, three-year, and since inception periods ended March 31, 2025. Discussion followed with respect to the Fund lagging both its Index and Morningstar category for the one-year period, while outperforming both for the three-year period. The Fund also outperformed the Bloomberg Aggregate Bond Index for the since inception period. The Sub-Adviser believes in its proven techniques for the concept of highly leveraged positions, and that in the right economic environment, the Fund will quicky move to positive returns above peer groups. The Board determined to continue to monitor the Fund’s performance in the long term but concluded it was acceptable.

Fees and Expenses: As to the costs of the services provided to each Spectrum Fund by the Adviser and Sub-Adviser, respectively, the Board reviewed and discussed the advisory fee and total operating expenses of each Spectrum Fund compared to its peer group and Morningstar category as presented in the Meeting Materials. The Board acknowledged that the Adviser pays the Sub-Adviser directly consistent with agreements in effect.

Spectrum Low Volatility Fund: The Board noted that the Fund’s investment strategy did not lend itself to a single Morningstar category and the advisory fee of 2.15% for Low Volatility was above the above range for the Morningstar Nontraditional Bond, Tactical Allocation, Macro Trading, and Systematic Trend Categories. The Board also compared the advisory fee to Morningstar Equity Long/Short Institutional category and found it within range and well below the maximum advisory fees in the category. The Board noted that the Fund does not easily fit within a single category because of its wide-ranging strategy. The Trustees considered that of the 2.15% advisory fee, the Sub-Adviser receives 1.80%, lower than the fees it charges separately managed accounts. The Trustees discussed net expenses of 2.81% for Investor Class

Spectrum Funds

ADDITIONAL INFORMATION (Unaudited)(Continued)

September 30, 2025

shares and found it was within range of the maximum net expense for the Morningstar Nontraditional Bond and Tactical Allocation Institutional, Systematic Trend Inst, and Equity Long/Short Institutional Class categories. With respect to the Morningstar Macro Trading, the Fund’s net expenses were found by the Board to be above the range for net expenses. With regards to Advisor Class shares, the Board noted the net expense ratio of 3.06% was above range for all Morningstar categories mentioned except Tactical Allocation Class A where it was within range.

Spectrum Active Advantage Fund: The Board noted that the Fund’s investment strategy did not lend itself to a single Morningstar category and the advisory fee of 1.50% for Active Advantage was within the reasonable range of fees for the Nontraditional Bond, Tactical Allocation, Macro Trading, Systematic Trend and Equity Long/Short Morningstar categories. The Trustees noted that the Fund does not easily fit within a single category because of its strategy. The Board acknowledged that of the 1.50% advisory fee, the Sub-Adviser is paid 1.15% directly from the Adviser. The Board discussed net expenses of 1.99% for Investor Class shares and found them within the reasonable range for all Morningstar categories mentioned above.

Spectrum Unconstrained Fund: The Board noted that the Fund’s investment strategy did not lend itself to a single Morningstar category and the advisory fee of 2.15% for Unconstrained Fund was above range for the Morningstar Nontraditional Bond, Tactical Allocation, Macro Trading, and Systematic Trend categories. The Board found the advisory fee within range and below the reasonable maximum advisory fee for the Morningstar Equity Long/Short category. The Trustees noted that the Fund does not easily fit within a single category because of its wide-ranging strategy. The Board acknowledge the Adviser pays the Sub-Adviser directly 1.80% from the advisory fee it receives. The Trustees discussed net expenses of 3.14% for Investor Class shares and found they were above range for the Morningstar Nontraditional Bond and Macro Trading Institutional class category. However, the Board discussed that the net expenses were within the reasonable range, and below the maximum in the Tactical Allocation and Systematic Trend and Equity Long/Short Institutional Morningstar categories.

Profitability of Adviser. The Board considered the level of profitability for the Adviser, and if the fees were the result of arms-length negotiations with respect to the Advisory Agreements. The Trustees reviewed the levels of profits to the Adviser for the fiscal year ended December 31, 2024 from each Fund with respect to advisory fees and from the total relationship with each Fund. They considered whether profits from each Fund were reasonable in light of services provided, including the assets levels and payments to the Sub-Adviser for each Fund. The Board considered the split with the Sub-Adviser to be reasonable for the services provided. The Board concluded the Adviser having excess profits from advising the Funds is not a concern.

Spectrum Low Volatility, Active Advantage and Unconstrained Funds: In discussion and review of the profitability statement from the Adviser with respect to the Spectrum Funds, the Board considered the split between the Adviser and Sub-Adviser. The Board noted that the Adviser saw a small profit from Low Volatility and Active Advantage (4% and 6% respectively) and operated at a loss with respect to Unconstrained. The Board acknowledged that when taking into consideration the Adviser’s total relationship with the Funds, the profitability was 4% respectively from Low Volatility and Active Advantage. The Adviser operated Unconstrained at a loss in the totality of the relationship. The Board

Spectrum Funds

ADDITIONAL INFORMATION (Unaudited)(Continued)

September 30, 2025

concluded that the Adviser operates the Spectrum Funds at a loss or has relatively low profits from its services and therefore, excessive profits are not of concern at this time.

Profitability of Sub-Adviser: The Board reviewed the profitability reports submitted by Spectrum Financial and found that Spectrum Financial made a 42% profit from Low Volatility, a 44% profit from Active Advantage, and a 43% profit from Unconstrained for the fiscal year ended September 30, 2024. The Board concluded that Spectrum Financial’s profits were reasonable for services provided to the Funds. The Board discussed a joint revenue sharing agreement in place between the Adviser and Spectrum Financial allowing for payments to individuals for raising assets for the Funds. The Board concluded that excess profits for the Sub-Adviser with respect to each of Low Volatility, Active Advantage and Unconstrained is currently not a concern, and they will monitor profits from each Fund as assets continue to grow.

The Board, in consultation with counsel noted that current court rulings with respect to profitability suggest up to or even over a 70% profit margin for any adviser or sub-adviser could be acceptable and not considered excessive.

Economies of Scale. As to the extent to which the Spectrum Funds will realize economies of scale, the Adviser reported an estimate of $500 million per Fund to be the minimum asset level required to reach such economies of scale and that some Funds may not achieve economies of scale as they may face capacity issues under certain investment strategies. The Board discussed the Adviser’s expectations for the growth in net assets of each Spectrum Fund and concluded that any material economies of scale were not a concern at present assets levels. The Trustees noted economies of scale is an advisory agreement concern and is not a consideration for approval of any sub-advisory agreements. The Board agreed to revisit economies of scale as assets of the Funds continue to grow.

Conclusion. Counsel assisted the Board throughout the Advisory Agreement and Sub-Advisory Agreement review process. The Board members relied upon the advice of counsel, and their own business judgment, in determining the material factors to be considered in evaluating the Advisory Agreement and Sub-Advisory Agreement. In considering the approval, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his approval conclusions with respect to the Advisory Agreement and Sub-Advisory Agreement.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2)	Not applicable

(a)(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4)	Not applicable

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Advisors Preferred Trust

By (Signature and Title)	/s/ Catherine Ayers-Rigsby
Catherine Ayers-Rigsby, Principal Executive Officer/President

Date	11/28/25

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Catherine Ayers-Rigsby
Catherine Ayers-Rigsby, Principal Executive Officer/President

Date	11/28/25

By (Signature and Title)	/s/ Christine Casares
Christine Casares, Principal Financial Officer/Treasurer

Date	11/28/25